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Exhibit 99.1

                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-Q of Corixa Corporation for the quarter ended March 31, 2003, the undersigned, Steven Gillis, Ph.D, Chairman of the Board and Chief Executive Officer of Corixa Corporation, and Michelle Burris, Senior Vice President and Chief Financial Officer of Corixa Corporation, do each hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                           (1) such Quarterly Report on Form 10-Q for the
                  quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                           (2) the information contained in such Quarterly
                  Report on Form 10-Q for the quarter ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Corixa Corporation.

Date: May 13, 2003                           By: /s/ STEVEN GILLIS
                                                 ---------------------------
                                                 Steven Gillis, Ph.D.
                                                 Chairman of the Board
                                                 and Chief Executive Officer

Date: May 13, 2003                           By: /s/ MICHELLE BURRIS
                                                 ---------------------------
                                                 Michelle Burris
                                                 Senior Vice President
                                                 and Chief Financial Officer